NYSE: DMS Investor Presentation November 2022

Safe Harbor This presentation includes “forward-looking statements” within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are made in reliance upon the "safe harbor" protections provided by such acts for forward-looking statements. These forward-looking statements are often identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions. These forward-looking statements include, without limitation, DMS’s expectations with respect to its future performance and its ability to implement its strategy, and are based on the beliefs and expectations of our management team from the information available at the time such statements are made. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside DMS’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the COVID-19 pandemic or other public health crises; (2) changes in client demand for our services and our ability to adapt to such changes; (3) the entry of new competitors in the market; (4) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (5) the ability to maintain, grow and protect the data DMS obtains from consumers and advertisers; (6) the performance of DMS’s technology infrastructure; (7) the ability to protect DMS’s intellectual property rights; (8) the ability to successfully source and complete acquisitions and to integrate the operations of companies DMS acquires, including Traverse Data, Inc., the assets of Crisp Marketing, LLC and Aimtell, Inc., PushPros, Inc. and Aramis Interactive; (9) the ability to improve and maintain adequate internal controls over financial and management systems, and remediate the identified material weakness; (10) changes in applicable laws or regulations and the ability to maintain compliance; (11) our substantial levels of indebtedness; (12) volatility in the trading price on the NYSE of our common stock and warrants; (13) fluctuations in value of our private placement warrants; and (14) other risks and uncertainties indicated from time to time in DMS’s filings with the SEC, including those under “Risk Factors” in DMS’s Annual Report on Form 10-K and its subsequent filings with the SEC. There may be additional risks that we consider immaterial or which are unknown, and it is not possible to predict or identify all such risks. DMS cautions that the foregoing list of factors is not exclusive. DMS cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. DMS does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Non-GAAP Financial Measures In addition to providing financial measurements based on accounting principles generally accepted in the United States of America (“GAAP”), this presentation includes additional financial measures that are not prepared in accordance with GAAP (“non-GAAP”), including adjusted EBITDA, unlevered free cash flow, unlevered free cash flow conversion and Variable Marketing Margin. Definitions of each non-GAAP financial measure can be located in the Appendix. A reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures can be found below. For guidance purposes, the company is not providing a quantitative reconciliation of adjusted EBITDA and Variable Marketing Margin in reliance on the “unreasonable efforts” exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. We use these financial measures internally to review the performance of our business units without regard to certain accounting treatments and non-recurring items. We believe that presentation of these non-GAAP financial measures provides useful information to investors regarding our results of operations. Because of these limitations, management relies primarily on its GAAP results and uses non-GAAP measures only as a supplement. Disclaimer 2

Financial Performance Overview

as reported in the 2021 10-K and 3Q2022 10Q, respectively	2021	Subtract: Q3 YTD '21	Q4 '21	Add: Q3 YTD '22	LTM
Net revenue	$ 427,935	$ 309,281	$ 118,654	$ 290,372	$ 409,027
Cost of revenue	300,016	218,304	81,712	211,997	293,709
Salaries and related costs	48,014	34,426	13,588	38,612	52,200
General and administrative expenses	43,049	27,051	15,998	32,622	48,621
Acquisition costs	1,967	1,820	147	306	453
Change in fair value of contingent consideration liabilities	1,106	(2,525)	3,631	2,533	6,164
Depreciation and amortization	25,401	19,649	5,752	21,377	27,129
Income (loss) from operations	$ 8,382	$ 10,556	$ (2,174)	$ (17,075)	$ (19,249)
Interest expense	14,166	10,635	3,531	12,072	15,604
Change in fair value of warrant liabilities	(18,115)	(13,835)	(4,279)	(2,480)	(6,760)
Change in tax receivable agreement liability	(15,289)	-	(15,289)	(121)	(15,410)
Loss on extinguishment of debt	2,108	2,108	-	-	-
Loss on disposal of assets	8	-	8	-	8
Net income (loss) before income taxes	$ 25,504	$ 11,648	$ 13,856	$ (26,546)	$ (12,691)
Income tax expense	19,311	1,527	17,785	819	18,603
Net income (loss)	$ 6,193	$ 10,121	$ (3,929)	$ (27,365)	$ (31,294)
Adjustments:					
Interest expense	14,166	10,635	3,531	12,072	15,604
Income tax expense	19,311	1,527	17,785	819	18,603
Depreciation and amortization	25,401	19,649	5,752	21,377	27,129
Change in fair value of warrant liabilities (1)	(18,115)	(13,835)	(4,279)	(2,480)	(6,760)
Change in tax receivable agreement liability	(15,289)	-	(15,289)	(121)	(15,410)
Debt extinguishment	2,108	2,108	-	-	-
Stock-based compensation	6,463	4,046	2,417	5,332	7,749
Restructuring	1,118	133	984	2,166	3,150
Acquisition costs (2)	1,967	1,820	147	306	453
Change in fair value of contingent consideration liabilities	1,106	(2,525)	3,631	2,533	6,164
Other expense (3)	6,744	4,123	2,621	3,940	6,561
Subtotal before additional adjustments	51,173	37,802	13,371	18,579	31,950
Pro Forma Cost Savings - Reorganization (4)	31	31	-	-	-
Pro Forma Cost Savings - Acquisitions (5)	3,330	2,656	674	-	674
Acquisition EBITDA (6)	2,711	2,711	-	-	-
Accounts reserved	944	-	944	-	944
Adjusted EBITDA	58,189	43,200	14,988	18,579	33,568
Capital Expenditures	9,114	7,875	1,239	5,247	6,486
Unlevered Free Cash Flow	49,075	35,325	13,749	13,332	27,082
Unlevered Free Cash Flow Conversion	84.3%	81.8%	91.7%	71.8%	80.7%
Adjusted EBITDA Margin %	13.6%	14.0%	4.6%	6.4%	8.2%

1. Market-to-market warrant liability adjustments.
2. Balance includes business combination transaction fees and pre-acquisition expenses.
3. Balance includes legal fees associated with acquisitions and other extraordinary matters, costs related to philanthropic initiatives, and private warrant transaction related costs
4. Costs savings as a result of the company reorganization initiated in Q2 2020.
5. Cost synergies expected as a result of the full integration of the acquisitions.
6. Pre-acquisition Adjusted EBITDA results from the AAP and Crisp Results acquisitions during the three and nine months ended September 30, 2021.

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Digital Media Solutions

Performance-Based Digital Advertising Solutions 4 • Competitive advantage from first-party data asset that provides real-time, actionable consumer insights and data signals proven effective at driving growth and protecting margins • Proven value proposition supports consumer optionality and advertiser need to de-risk media spend while scaling results • Industry-agnostic solutions serve growing portfolio of loyal blue- chip advertiser clients across fast-growing verticals, including insurance, ecommerce and consumer finance • Dynamic diversification within insurance and other verticals allows us to pivot in parallel with consumer and advertiser demand to maintain growth momentum • Attractive financial profile, through long-term achievement of EBITDA profitability and FCF generation, plus demonstrated track record of accretive M&A further accelerating growth Through our marketplaces and brand-direct campaigns, DMS increases consumer access to branded products, services, promotions and savings opportunities. As a result, DMS provides superior customer acquisition solutions to our broad-based digital advertiser clients. 4

DMS Q3 2022 LTM1 Financial Summary LTM1 Gross Revenue by Vertical 51. LTM is defined as the twelve months ending September 30, 2022. 2. This is a non-GAAP financial measure. Refer to appendix for additional detail. LTM1 Gross Revenue by Segment Net Revenue Net Income (loss) Adj. EBITDA2 % EBITDA Margin2 % Unlevered FCF Conversion2 $409MM ($31MM) $34MM 8% 81% Brand-Direct 47% Marketplace 48% Technology 5% Insurance 57% Education 12% Consumer Finance 10% Ecommerce 15% Other 6%

Significant Reach Of The DMS Platform 6 6 NYSE: DMS ~2,000 ~7,000 ~500 300MM 7BN 8BN Enterprise Level Clients Unique Consumer Profiles Engagement Events In Q3Quarterly Consumer Impressions SMB Clients FTEs

Accelerated Agent Growth 7 Note: *Agent growth will slow in Q4 due to seasonality issues and will resume at an accelerated rate in Q1 2023 NYSE: DMS

7 DMS Growth Momentum Dynamic DiversificationScaled SpendData Flywheel Part Of Industry-Leading Toolset Reliable ROI Drives Growth Of Client Spend Vertical-Agnostic & Channel-Agnostic 8 NYSE: DMS8

9 Interest Awareness CPM (Cost per thousand) CPL & CPT (Cost per lead) (Cost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale or % of transaction value) Near Customers Intent Customers Purchase Most Value To Advertisers Least Value To Advertisers DMS De-Risks Advertising Spend Unlike traditional advertising, digital performance advertising enables advertisers to pay only for qualified intent and outcomes. Branding  Unregistered  View/Click  Unqualified  Browsing Performance Advertising  Registered  Lead/Purchase  Qualified  Researching Transactions C ( t ) CPL & CPT (Cost per lead) ( ost per transfer) CPE (Cost per engagement) CPC (Cost per click) CPS (Cost per sale) CPA (Cost per action)

Customer Journey Spotlight

Improved advertising ROI drives scaled spend with DMS, accelerating the flywheel

1 DMS Engages Audiences to Drive Traffic

DMS has expansive digital media reach to ~70% of Americans across owned-and-operated websites, messaging, display / programmatic, email, native, search, social, connected TV and partners

Google TikTok f YouTube

2 Multiple Avenues for Consumer Qualification

Marketplace	Brand-Direct
DMS-Owned Digital Assets	Combination of DMS and Advertiser Owned Assets



1
2
3
3a
4
5

3 Proprietary Technology Platform

Consumers' specific and measurable actions drive traffic to the right platforms and are turned into data collected by DMS for the use in targeting high-intent consumers via DMS proprietary data technology

- Engagement tracking technology
- Real-time bidding click marketplace
- Data warehouse

3a Call Center Engagement

Minority of business flows through owned and third-party call centers for further data collection and qualification of purchase intent. Business allocated to call centers directed by demographic, temporal and other indicators to maximize value of business

4 Brand Partners Acquire High-Intent Consumers

DMS delivers qualified, high-intent consumers to brand advertisers at a large scale

5 Dynamic First-Party Data Asset

Opt-in first-party data is collected in a data asset with billions of precedent engagements that provides real-time, actionable consumer insights and consumer intent signals that help to put the right message in front of the right consumer at the right time

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Digital Media Solutions®

DMS Provides Value To Consumers & Advertisers

FIRST-PARTY DATA ASSET + PROPRIETARY TECH + EXPANSIVE DIGITAL MEDIA REACH = 4Rs

- RIGHT PERSON
- RIGHT OFFER
- RIGHT PLACE
- RIGHT TIME

For Consumers

easier access to:

- Options
- Promotions
- Savings (SALE)

For DMS Advertiser Clients

easier access to:

Customers & Near Customers → Transactions ($)

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Digital Media Solutions

11 DMS Delivers Reliable Advertising ROI The Flywheel Creates Growth & Consistency Among Top 20 Advertisers NYSE: DMS12 100% Retention: Top 20 advertiser clients Top 20 insurance clients 2020 to 2021 Significant And Growing Brand Name Roster Of Blue-Chip Clients Across 12 INSURANCE: 10 of the largest U.S. insurance firms across auto, home, life & health ECOMMERCE: Leading top consumer brands across ecommerce, DTC, food, retail and more CONSUMER FINANCE: Top 3 mortgage lenders + top 3 consumer reporting companies HOME SERVICES: 2 of the leading home security companies in the U.S. CAREER & EDUCATION: Top-tier large universities + large learning software providers

12 Dynamic Diversification – Advertiser Demand NYSE: DMS LTM1 Insurance Gross Revenue By Insurance VerticalLTM1 Gross Revenue By Vertical 13 1. LTM is defined as the twelve months ending September 30, 2022. Insurance 57% Education 12% Consumer Finance 10% Ecommerce 15% Other 6% Auto 62% Health 29% Home 3% Life 6% 13

Dynamic Diversification – Traffic & Media



Digital streaming platforms are a future growth driver for DMS hulu
YouTube
Streaming
NM
Social Media
10.7%
Search
8.5%
Partners
13.8%
Email
23.2%
Messaging
3.6%
Native
8.6%
Display
18.7%
Google
yahoo!
outbrain
Bing
Taboola
Google
Aol.
msn
EVERQUOTE
QuoteWizard
QuinStreet
Messaging capabilities enhanced with aimtell

DMS targets audiences where they spend their time and engages high-intent consumers when they are ready to take action.

Commentary

- Nearly 100% digital channels
- Deep digital media buying experience
- Media distribution to every American consumer segment; reaching ~70% of U.S. adults
- SaaS offering includes online real-time management of advertising activities and KPIs, such as channel performance and attribution
- Aimtell / PushPros added powerful, AI-powered SaaS push technology to enhance consumer engagement with hyper-targeted messaging, leveraging advanced machine learning and customization features, to boost conversion rates and advertiser client ROI
- As legacy methods of targeting are retired (e.g. Google third-party cookies), advertisers will place increasing value on first-party data and DMS solutions
- No SEO exposure to algorithm risk

Note: Other channels represent 12.9% of media spend.

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Digital Media Solutions

Key DMS Growth Drivers • Expand into new verticals: such as political, retail, packaged goods, streaming entertainment and gaming • Grow internationally: DMS currently generates less than 1% of revenues from outside the U.S. Growth Within Existing Markets • Developing more strategic and integrated advertiser and media partnerships that expand relationships enabling DMS to scale our solutions reaching more in-market consumers and delivering targeted consumer engagements • Agent base expansion within auto insurance category with active enterprise insurance advertisers Enter Untapped Markets • Expansion of 1:1 marketing to our first party data within our walled gardens across owned media and messaging channels • Continuing to integrate our owned and paid media channels to deliver engagement and personalization at scale • Creating deeper advertiser and media data integrations to maximize ROI and LTV Execute Accretive M&A • Improve an already strong acquisition target via accelerated growth within the DMS ecosystem • Accelerate growth in the business by constantly evaluating potential acquisition targets and by leveraging a long-standing record of successful integrations into the DMS framework 15 Applying Our Identity Data To Deliver ROI

DMS Business Model & Mix

End-To-End Platform Optimizes Customer Acquisition At Attractive ROI

Brand-Direct Solutions (47% LTM[1] Revenue)
Place advertising on behalf of clients across channels (e.g. search, social, email, etc.)

Marketplace Solutions (48% LTM[1] Revenue)
Attract consumers to O&O websites relevant to clients served

Technology Solutions (5% LTM[1] Revenue)
License proprietary technology to clients to manage, track and optimize campaigns

1. Place advertising on behalf of clients across channels / Attract consumers to O&O websites relevant to clients served / License proprietary technology to clients to manage, track and optimize campaigns
2. Filter leads through first-person database using proprietary technology
3. Deliver customers + near customers at or below transparent, identified cost threshold → de-risking ad spend

2-way feedback loop

DMS Business Mix (% Of Revenue)



MediaAlpha
DoubleVerify
VIANT.
PubMatic
Magnite
IAS Integral Ad Science
LiveRamp
theTradeDesk
lendingtree
EVERQUOTE
ZETA
QuinStreet
eHealth
SelectQuote
Fortune 100 Insuran ce Agency
Numerous Ecommerce Brands
Top 3 U.S. Mortgage Lender
Top 3 U.S. Auto Insurer
Top U.S. Home Services Company
Leading Home Security Company
Leading U.S. Auto Insurer
Top 100 U.S. University
Fortune 50 Beverage Brand
Technology Solutions 5%
Marketplace Solutions 48%
Brand-Direct Solutions 47%
DMS Key Customers
DMS Key Comparables

1. LTM is defined as the twelve months ending September 30, 2022.

16 NYSE: DMS

14 Successful Acquisitions DMS Playbook Strong Track Record Of M&A Core M&A Criteria Add new verticals or strengthen existing verticals Enhance distribution capabilities 1 Management collaborated with third-party consultancy to streamline professionalized approach to M&A 2 Dedicated and experienced team manages M&A process 3 Maintain and evaluate pipeline of opportunities 4 Form internal SteerCo (key management plus associates with relevant expertise) to drive deal diligence, execution and integration 5 Post-closing, the target is integrated and fully harmonized into DMS within ~12 months • HR onboarding for new FTEs • Integration of IT systems, product management and sales 17 Strong M&A Track Record Strengthen technology platform

4Q’22 & FY’22 FINANCIAL OUTLOOK NYSE: DMS

Q4 + 2022 Full Year Guidance 19 1. This is a non-GAAP financial measure. Refer to appendix for additional detail. 4Q’22 ($ in millions) FY’22 ($ in millions) GAAP Revenue $97 - $102 $385 - $390 Adjusted EBITDA1 $7 - $10 $26 - $29 Gross Margin1 25% - 30% 25% - 30% Variable Marketing Margin1 30% - 35% 30% - 35%

Investment Highlights NYSE: DMS

Investment Highlights 21 NYSE: DMS 1. A leading provider of diversified performance advertising solutions 2. Unique first-party data asset and proprietary technology platform optimize ROI and increase client retention 3. Serves a diverse range of strong, growing end markets 4. Strong retention rates with increasing spend from blue-chip customer base 5. Diverse and stable customer and supplier mix 6. Positioned for ongoing shift toward digital customer acquisition and increasing advertiser ROI focus 8. Founder-led management team with strong track record and significant ownership 7. History of accretive M&A with significant pipeline of opportunities 9. Strong organic growth with in-flight initiatives to drive continued success 10.Highly profitable with significant cash flow generation

Large & Powerful Data Asset  Proprietary, opt-in database with over 7bn quarterly impressions to leverage spanning ~70% of the adult population in the U.S.  Continuous investment of DMS advertising spend on behalf of its clients since 2012  Highly scalable, as ad spend perpetuates regularly optimized results and creates significant barriers to entry  Engage high-intent audiences with the right messaging at the right time  Meet ROI goals by delivering customers and near customers to brands looking to grow their businesses  Provide differentiated consumer intelligence & signals to understand in- market audiences: where they are, what they want, when they engage, when they are ready to buy  Drive efficiency as audiences are targeted based on billions of precedent interactions  Analyze aggregated data to target based on knowledge of consumer habits  Recalibrate and optimize based on consumer interactions in order to make the most efficient media buying decisions for the next cycle 22

Dynamic First-Party Data Asset Proprietary Technology To Deliver Customers And Leads Pay-For-Performance Model Vertical & Channel Agnostic Model Of Scale 26 DMS Provides Solutions Digital Advertising Solution • Difficulty scaling campaigns in highly competitive media channels • 1:1 campaign targeting without cookies Common Advertiser Problems • Audience insight & targeting challenges • Personalized 1:1 advertising at scale • Media “waste” while scaling campaigns • Inability to track ROI • Transparent pricing that delivers leads and customers at or below target customer acquisition cost (CAC) • DMS provides linear connection between ad spend and results • DMS is an end-to-end digital customer acquisition solution provider capturing growth across verticals & media channels • DMS helps advertisers launch, edit and optimize campaigns quickly • Multiple partners to achieve one advertising objective • Static campaigns that don’t scale • Leverage first-party database of consented, known consumers • Insights and signals put the right message in front of the right consumer at the right time • Integrated technology stack tracks all user interactions, indexes & stores data, manages click & lead routing + more • Capabilities include already implemented & tested cookie-less targeting The DMS Difference NYSE: DMS 2323

Financial Profile Underpinned By Momentum 1 Underpenetrated total addressable market with significant growth prospects Attractive end-markets and strong secular tailwinds 2 3 Diversified base of existing customers with trend of increasing spend over time 4 5 6 Asset light model with high free cash flow conversion Resilient business model through traditional business cycles and COVID NYSE: DMS24 Track record of value creation through accretive M&A

Founder-Led Management With Proven Track Record Joe Marinucci Chief Executive Officer Co-Founder • EY 2019 Entrepreneur of the Year • Prior President and Co- Founder of Interactive Marketing Solutions • Served as a Board Member of LeadsCouncil Fernando Borghese Chief Operations Officer Co-Founder • Successful track record of building high-performing teams that deliver measurable impact • Previously Executive Vice President at DMi Partners, focused on developing performance-based solutions for clients • Current Board Member of Professional Association of Customer Engagement (PACE) 25 Richard Rodick Chief Financial Officer • Nearly two decades of CFO and executive-level expertise from his time with multimillion and billion- dollar companies across a number of verticals • Expertise includes financial reporting, financial planning and analysis, investor relations and acquisition valuation 25 NYSE: DMS

Appendix NYSE: DMS

Non-GAAP Financial Measures Variable Marketing Margin Variable Marketing Margin is a measure of the efficiency of the Company’s revenue generation efforts, measuring revenue after subtracting the variable marketing and direct media costs that are directly associated with revenue generation. Variable Marketing Margin and Variable Marketing Margin % of revenue are key reporting metrics by which the Company measures the efficacy of its marketing and media acquisition efforts. Variable Marketing Margin is defined as revenue less variable marketing expense. Variable marketing expense is defined as the expense attributable to variable costs paid for direct marketing and media acquisition costs, and includes only the portion of cost of revenue attributable to costs paid for this direct marketing activity and advertising acquired for resale to the Company’s customers, and excludes overhead, fixed costs and personnel-related expenses. The majority of these variable advertising costs are expressly intended to drive traffic to our websites and to our customers’ websites, and these variable advertising costs are included in cost of revenue on the company's consolidated statements of operations. 27 Adjusted EBITDA, Adjusted EBITDA Margin, Unlevered Free Cash Flow and Unlevered Free Cash Flow Conversion We use the non-GAAP measures of adjusted EBITDA and unlevered free cash flow to assess operating performance. Management believes that these measures provide useful information to investors regarding DMS’s operating performance and its capacity to incur and service debt and fund capital expenditures. DMS believes that these measures are used by many investors, analysts and rating agencies as a measure of performance. By reporting these measures, DMS provides a basis for comparison of our business operations between current, past and future periods by excluding items that DMS does not believe are indicative of our core operating performance. Financial measures that are non-GAAP should not be considered as alternatives to operating income, cash flows from operating activities or any other performance measures derived in accordance with GAAP as measures of operating performance, or cash flows as measures of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Because of these limitations, DMS relies primarily on its GAAP results and uses adjusted EBITDA and unlevered free cash flow only as a supplement. Adjusted EBITDA is defined as net income (loss), excluding (a) interest expense, (b) income tax expense, (c) depreciation and amortization, (d) change in fair value of warrant liabilities, (e) debt extinguishment, (f) stock-based compensation, (g) change in tax receivable agreement liability, (h) restructuring costs, (i) acquisition costs and, (j) other expense. Adjusted EBITDA Margin is defined as adjusted EBITDA divided by Net Revenue. In addition, we adjust to take into account estimated cost synergies related to our acquisitions. These adjustments are estimated based on cost-savings that are expected to be realized within our acquisitions over time as these acquisitions are fully integrated into DMS. These cost-savings result from the removal of cost and or service redundancies that already exist within DMS, technology synergies as systems are consolidated and centralized, headcount reductions based on redundancies, right-sized cost structure of media and service costs utilizing the most beneficial contracts within DMS and the acquired companies with external media and service providers. We believe that these non-synergized costs tend to overstate our expenses during the periods in which such synergies are still being realized. Furthermore, in order to review the performance of the combined business over periods that extend prior to our ownership of the acquired businesses, we include the pre-acquisition performance of the businesses acquired. Management believes that doing so helps to understand the combined operating performance and potential of the business as a whole and makes it easier to compare performance of the combined business over different periods. Unlevered free cash flow is defined as adjusted EBITDA, less capital expenditures, and unlevered free cash flow conversion is defined as unlevered free cash flow divided by adjusted EBITDA.

Reconciliation Of Variable Marketing Margin – 12 Months Ended

The following table provides a reconciliation of Variable Marketing Margin ("VMM"), from Net income (loss), the most directly comparable GAAP measure (in thousands):

	2021	Subtract: Q3 YTD '21	Q4 '21	Add: Q3 YTD '22	LTM
Net income (loss)	$ 6,193	$ 10,121	$ (3,929)	$ (27,365)	$ (31,294)
Adjustments to reconcile to variable marketing margin:					
Cost of revenue adjustment[(1)]	23,578	18,793	7,270	18,591	25,861
Salaries and related costs	48,014	34,426	13,588	38,612	52,200
General and administrative expenses	43,049	27,051	15,998	32,622	48,621
Acquisition costs	1,967	1,820	147	306	453
Change in fair value of contingent consideration liabilities	1,106	(2,525)	3,631	2,533	6,164
Depreciation and amortization	25,401	19,649	5,752	21,377	27,129
Interest expense	14,166	10,635	3,531	12,072	15,604
Change in fair value of warrant liabilities	(18,115)	(13,835)	(4,279)	(2,480)	(6,760)
Change in tax receivable agreement liability	(15,289)	-	(15,289)	(121)	(15,410)
Loss on extinguishment of debt	2,108	2,108	-	-	-
Loss on disposal of assets	8	-	8	-	8
Income tax expense	19,311	1,527	17,785	819	18,603
Total adjustments	145,304	99,648	48,142	124,331	172,473
Variable marketing margin	151,497	109,769	44,213	96,966	141,179

1. Represents amounts reported as cost of revenue that are not direct media costs associated with lead sales, which were added back for the purpose of the Variable Marketing Margin ("VMM").

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Digital Media Solutions